NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT. INCORPORATED UNDER THE LAWS OF THE STATE OF WYOMING.

apptech

NUMBER
C 5338

C-5338

APPTECH CORP

AUTHORIZED COMMON SHARES: 1,000,000,000
PAR VALUE: $0.001

CUSIP NO. 03834B 20 0

SHARES
300,000

Rule 144

THIS CERTIFIES THAT Gary B Wachs

IS THE RECORD HOLDER Three Hundred Thousand

Shares of **APPTECH CORP** Common Stock
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date: 7/13/2016

APPTECH CORP
CORPORATE
Seal
Wyoming

CEO - LUKE D'ANGELO

COUNTERSIGNED & REGISTERED
TRANSFER ONLINE, INC.
512 SE SALMON ST.
PORTLAND, OR 97214

BY: AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT........................ Custodian............................
(Cust) (Minor)
under Uniform Gifts to Minors
Act..................................
(State)

Additional Abbreviations may also be used though not in the above list.

For Value Received, ____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIPCODE, OF ASSIGNEE)

The following security features exceed state mandates.

Security Features	Document Appearance if Altered
Hidden Pantograph	The word "VOID" appears when copied.
Coin Reactive Ink	Ink changes color when rubbed with a coin.
Artificial Watermark	Special paper containing "watermarking".
Uniform Background Color: OFF WHITE	If someone tries to erase or copy, the consistent background color will look altered and will show the color of the underlying paper.
Microprinting	Frame around features list box is composed of type "SECURITYGUARDPLUSMICROPRINTINGFEATURE" and can be viewed with a magnifier.
Features List	Complete list of security features on the paper for compliance purposes.
Erasure Protection	Erase any of the signatures and the background will look altered.

Shares

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED SIGNATURE

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM

The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended and may not be sold or otherwise transferred unless a compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provision has been established or unless sold pursuant to Rule 144 under the Securities Act of 1933* /to the satisfaction of the issuer of the stock, in its sole discretion, which may require a written opinion of legal counsel satisfactory to the issuer of the stock/ /that removal of this restrictive legend is in all manner proper and in compliance with the requirements of the Act/*/.

The following security features exceed state mandates.

Security Features	Document Appearance if Altered
Hidden Pantograph	The word "VOID" appears when copied.
Coin Reactive Ink	Ink changes color when rubbed with a coin.
Artificial Watermark	Special paper containing "watermarking".
Uniform Background Color: OFF WHITE	If someone tries to erase or copy, the consistent background color will look altered and will show the color of the underlying paper.
Microprinting	Frame around features list box is composed of type "SECURITYGUARDPLUSMICROPRINTINGFEATURE" and can be viewed with a magnifier.
Features List	Complete list of security features on the paper for compliance purposes.
Erasure Protection	Erase any of the signatures and the background will look altered.

The following security features exceed state mandates.

Security Features	Document Appearance if Altered
Hidden Pantograph	The word "VOID" appears when copied.
Coin Reactive Ink	Ink changes color when rubbed with a coin.
Artificial Watermark	Special paper containing "watermarking".
Uniform Background Color: OFF WHITE	If someone tries to erase or copy, the consistent background color will look altered and will show the color of the underlying paper.
Microprinting	Frame around features list box is composed of type "SECURITYGUARDPLUSMICROPRINTINGFEATURE" and can be viewed with a magnifier.
Features List	Complete list of security features on the paper for compliance purposes.
Erasure Protection	Erase any of the signatures and the background will look altered.